Colorado Secretary of State

Date and Time: 03/08/2007 05:49 PM

Document processing fee

Id Number: 20071121674

   If document is filed on paper

$125.00

   If document is filed electronically

 $ 25.00

Document Number: 20071121674

Fees & forms/cover sheets

   are subject to change.

To file electronically, access instructions

   for this form/cover sheet and other

   information or print copies of filed

   documents, visit www.sos.state.co.us

   and select Business Center.

Paper documents must be typewritten or machine printed.                        ABOVE SPACE FOR OFFICE USE ONLY

Articles of Incorporation

filed pursuant to §7-90-301, et seq. and §7-102-102 of the Colorado Revised Statutes (C.R.S)

1. Entity name:

Twentyfour/seven Ventures, Inc.                                         .

(The name of a corporation must contain the term or abbreviation “corporation”,

“incorporated”, “company”, “limited”, “corp.”, inc.”, “co.” or “ltd”; If the corporation is a professional corporation, it must contain the term or abbreviation

“professional corporation”, “p.c.”, or “pc” §7- 90-601, C.R.S.)

2. Use of Restricted Words (if any of these

terms are contained in an entity name, true

☐“bank” or “trust” or any derivative thereof

name of an entity, trade name or trademark

☐ “credit union”  ☐  “savings and loan”

stated in this document, mark the applicable

 ☐“insurance”, “casualty”, “mutual”, or “surety”

box):

3. Principal office street address:

 146 W. 11th Ave.                                                       .

(Street name and number)

__________________________________________

Denver

 CO

 80204                  .

(City)

(State)

(Postal/Zip Code)

_______________________

United States        .

          (Province – if applicable)

 (Country – if not US)

4. Principal office mailing address:

P.O. Box 102922                                                         .

(if different from above):

 (Street name and number or Post Office Box information)

__________________________________________

Denver

CO

80250                    .

(City)

(State)

(Postal/Zip Code)

_______________________

United States      .

           (Province – if applicable)

(Country – if not US)

5. Registered agent: (if an individual):

Ficarra                      Frank            _______ _____

(Last)

       (First)                (Middle)        (Suffix)

OR (if a business organization):

___________________________________________

6. The person appointed as registered agent in the document has consented to being so appointed.

7. Registered agent street address:

 146 W. 11th Ave.                                                   .

 (Street name and number)

____________________________________________

Denver

CO

80204                    .

  (City)

(State)

 (Postal/Zip Code

ARTINC_PC

        Rev. 11/16/2005

8. Registered agent mailing address:

P.O. Box 102922                                                    .

(LEAVE BLANK if same as above)

(Street name and number or Post Office Box information)

____________________________________________

Denver

CO

 80250                   .

          (City)

 (State)

           (Postal/Zip Code)

_______________________

United States       .

            (Province – if applicable)

 (Country – if not US)

9. If the corporation’s period of duration

is less than perpetual, state the date on

which the period of duration expires:

_____________________

(mm/dd/yyyy)

10. (OPTIONAL) Delayed effective date:

______________________

(mm/dd/yyyy)

11. Name(s) and address(es) of

incorporator(s): (if an individual)

Ficarra                   Frank              _______ _____

(Last)

    (First)

               (Middle)

 (Suffix)

OR (if a business organization)

___________________________________________

146 W. 11th Ave.                                                  .

 (Street name and number or Post Office Box information)

___________________________________________

Denver

CO

 80204                 .

           (City)

 (State)

  (Postal/Zip Code)

_______________________

 United States      .

               (Province – if applicable)

 (Country – if not US)

(if an individual)

Bedair                   Penny              Dee           _____

(Last)

    (First)

             (Middle)

     (Suffix)

OR (if a business organization)

___________________________________________

146 W. 11th Ave.                                                  .

(Street name and number or Post Office Box information)

___________________________________________

Denver

CO

80204                  .

(City)

(State)

  (Postal/Zip Code)

_______________________

United States      .

      (Province – if applicable)

                (Country – if not US)

(if an individual)

____________ ____________ ____________ _____

(Last)

(First)

             (Middle)

         (Suffix)

OR (if a business organization)

__________________________________________

__________________________________________

(Street name and number or Post Office Box information)

__________________________________________

____________________

____ _________________

(City)

(State)

 (Postal/Zip Code)

_______________________

United States      .

   (Province – if applicable)

               (Country – if not US)

ARTINC_PC

        Rev. 11/16/2005

 (If there are more than three incorporators, mark this box  ☐  and include an attachment stating the true names and mailing addresses of all additional incorporators.)

12. The corporation is authorized to issue 100,000,000 shares of common stock.

(number)

(Additional classes of capital stock may be authorized and additional information regarding the corporation’s stock may be stated, mark this box  ☐  and include an attachment stating pertinent information.)

13. Additional information may be included pursuant to §7-102-102, C.R.S. and other organic statutes such as title 12, C.R.S. If applicable, mark this box  ☐  and include an attachment stating the additional information.

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

14. Name(s) and address(es) of the

individual(s) causing the document

to be delivered for filing:

Ficarra                              Frank                   __________  _____

(Last)

       (First)

(Middle)

            (Suffix)

146 W. 11th Ave.                                                              .

       (Street name and number or Post Office Box information)

______________________________________________________

Denver

CO

80204                         .

(City)

(State)

            (Postal/Zip Code)

_______________________

United States       .

       (Province – if applicable)

               (Country – if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box      and include an attachment stating the name and address of such individuals.)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

ARTINC_PC

        Rev. 11/16/2005